Exhibit 99.2

Abstract #LBA6

Interim Safety Analysis of SYN-004 Phase 1b/2a Trial in Hematopoietic Cell Transplant (HCT) Recipients

SITEMAN CANCER CENTER · Washington University in St. Louis School of Medicine · BJC HealthCare

Mark A. Schroeder, MD[1], Hailey Sappington, MPH[1], Jeremy Eisele[1], Elijah Martin[1], Gabbie Lampen[1], Kimberly A. Reske, MPH[2], Tiffany Hink, MT, ASCP[2], Victoria Teuscher[2], Matthew R. Keller, MS[3], Andrew Bristol, PhD[4], Charles Le, PhD[4], Sheila Connelly, PhD[4], Michael Moenk, PhD[5], Vince Wacher, PhD[4], Michael Kaleko, MD, PhD[4], Joseph L. Kuti, PharmD, FIDP, FCCP[6], Margaret A. Olsen, PhD, MPH[2] and Erik R. Dubberke, MD, MSPH[2]

[1]Bone Marrow Transplantation & Leukemia Section, Division of Oncology, Department of Medicine, Washington University School of Medicine, St. Louis, MO; [2]Division of Infectious Diseases, Department of Medicine, Washington University School of Medicine, Saint Louis, MO; [3]Institute for Informatics, Washington University School of Medicine, Saint Louis, MO; [4]Theriva Biologics, Inc., Rockville, MD; [5]Charles River Laboratories, Skokie, IL; [6]Center for Anti-Infective Research and Development, Hartford Hospital, Hartford, CT

BACKGROUND

- SYN-004 is an orally administered, β-lactamase enzyme designed to preserve the intestinal microbiome in patients receiving IV β-lactam antibiotics.
- A previous study among patients with lower respiratory tract infections receiving ceftriaxone plus SYN-004 vs. placebo found decreased risk of *Clostridioides difficile* infection (CDI) among the SYN-004 group.[1]
  - Patients who received SYN-004 also had fewer alterations to the gut microbiome and resistome, including reductions in the frequency of β-lactamase and vancomycin resistance genes.[2]
- Published data suggest improved outcomes among HCT recipients with a healthier microbiome at engraftment, including less GVHD and improved survival
  - SYN-004 may improve outcomes after HCT through microbiome preservation during IV β-lactam antibiotic administration.
- This study evaluates the safety, tolerability, and potential absorption of SYN-004 in HCT recipients.

METHODS

- Adults undergoing allogeneic HCT with myeloablative conditioning
- Preserved organ function and no known antibiotic allergy
- Phase 1b/2a, triple-blinded, randomized controlled trial
  - Randomized 2 (SYN-004) : 1 (placebo)
  - 3 antibiotic cohorts: meropenem (MER), piperacillin-tazobactam, and cefepime
- Cohort 1 MER was used for neutropenic fever coverage.
- Study drug was started on HCT day +1 and continued until 72h after MER discontinuation.
- Figure 1 provides an overview of study activities.
  - Schema will be the same for the PIP/TAZO and cefepime study arms.
- Target enrollment per cohort = 12 participants completing at least two antibiotic PK blood draw periods.
- Primary outcomes: assess potential SYN-004 systemic absorption via plasma levels; assess effects of SYN-004 on systemic antibiotic concentrations; assess incidence of BSIs and bacterial intestinal infections while receiving SYN-004; assess tolerability and grade 3 or 4 adverse events; and assess overall survival at 30 days after study drug dosing completed.

Figure 1. Study Schema


HCT day+1
Fever (+MER)
MER d/c
72h
Day 30 post study drug end
Treatment Period
Follow-up Period
Blood draws
Enrollment
72h after first study drug dose
MER day 2-3
MER day 7 (day 14, etc)
SYN Detection =
SYN-004 and MER concentrations =
Clinical data, AEs, outcomes collected

RESULTS

- 19 patients started study drug; 12 had at least two MER PK blood draws and were considered evaluable (Table 1).
- A total of 13 SAEs occurred among 10 patients (Table 2).
  - None were found to be related to study drug or study procedures.
- 9/19 (47%) developed a BSI while on study drug (Table 3).
  - 8 BSIs were the precipitating event for MER initiation.
  - 1 patient developed methicillin-resistant *Staphylococcus epidermidis* BSI while receiving MER.

TABLE 1. Demographics of study population

Variable	N (%) or median (range)
Total enrollment	19
Number evaluable (at least 2 MER PK blood draws)	12 (63)
Female	6 (32)
White race	19 (100)
Underlying malignancy	
AML	7 (37)
MDS	8 (42)
Other: Lymphoma, lymphoproliferative disease, PCL, CMML	4 (21)
Time since diagnosis of hematologic malignancy (months)	10 (5-16)
Transplant characteristics	
Peripheral blood stem cell	19 (100)
Matched sibling	6 (32)
Matched unrelated	12 (63)
Haploidentical	1 (5)
Match grade not 10/10	2 (11)
Myeloablative conditioning	19 (100)

TABLE 2. Severe adverse events among study participants (N=19)

Severe Adverse Event	N
Sepsis[a]	6
Acute kidney injury	2
Kidney infection (BK virus)[a]	1
GI bleed	1
Anorexia	1
Endocarditis[a, b]	1
Vomiting	1

[a]Infectious SAE; 1 sepsis event resulted in death (not related to study drug).
[b]*S. epidermidis*; occurred after completion of study drug/placebo and meropenem.

TABLE 3. Bloodstream infections among patients who received study drug or placebo (N=19)

Variable	N (%)
BSIs before meropenem initiation	8 (42)[a]
Staphylococcus epidermidis	4 (21)
Escherichia coli	1 (5)
Klebsiella pneumoniae	3 (15)
Capnocytophaga sputigena	1 (5)
Leptotrichia spp.	1 (5)
Streptococcus bovis	1 (5)
BSIs after meropenem initiation	1 (5)
Staphylococcus epidermidis, methicillin resistant	1 (5)
BSIs within 30 days after end of study drug/placebo and meropenem (n=14 patients enrolled)	2 (14)
Escherichia coli	1 (7)
Staphylococcus epidermidis, methicillin resistant[b]	1 (7)

[a]Three BSIs were polymicrobial, so total organisms adds up to more than 9. Polymicrobial BSIs included: *S. epidermidis / K. pneumoniae; K. pneumoniae / S. bovis; S. epidermidis / C. sputigena*. One patient had two separate BSIs: *S. epidermidis* and then *E. coli*.

[b]Case of endocarditis reported as SAE

Results of PK analyses:

- SYN-004 was detected in 3/137 (2.2%) specimens by ECL.
  - Patient A: 2/10 specimens positive:
    - 9.45 ng/ml on day 2-3 after MER start
    - 0.98 ng/ml on MER day 7.
  - Patient B: 1/4 specimens positive: 1.15 ng/ml within 72h of study drug start.
- All were functional assay negative and SYN-004 absorption was adjudicated as indeterminate.
- Meropenem concentrations best fitted a two-compartment model with CrCL proportional to CL.
- Mean (SD) area under the curve for MER = 257mg*hr/L(159) (Table 4).

TABLE 4. Summary of meropenem pharmacokinetic and pharmacodynamic exposure parameters for the 12 patients on Day 2 and Day 7 of meropenem[a]

Parameter	Day 2	Day 7
Cmax (μg/mL)	54.67 (51.69)	44.20 (23.42)
Cmin (μg/mL)	1.46 (3.76)	0.91 (1.97)
AUC_{24} (μg*h/mL)[b]	256.79 (159.48)	Same as Day 2
*f*T>MIC Enterobacterales (%)[c]	69% (20)	Same as Day 2
*f*T>MIC *P. aeruginosa* (%)[d]	58% (19)	Same as Day 2

[a] Results presented as mean (standard deviation) total drug concentrations (Cmax, Cmin, AUC_{24}) or free drug exposures (*f*T>MIC), corrected for protein binding of 2%
[b] AUC_{24} calculated as the total dose received on day of therapy divided by the individual CL
[c] Simulated exposure at the Enterobacterales susceptibility breakpoint (1 μg/mL) based on individual posterior PK parameters and actual dosing regimen received
[d] Simulated exposure at the *P. aeruginosa* susceptibility breakpoint (2 μg/mL) based on individual posterior PK parameters and actual dosing regimen received
NOTE: Target T>MIC is 40%.

CONCLUSIONS

- Interim blinded analyses after the MER cohort suggest SYN-004 is well tolerated in HCT patients.
- SYN-004 detection was uncommon by ECL.
  - Functional drug was not detected in blood; positive ECL may represent absorption of inactive SYN-004 fragments.
- BSIs were common among HCT patients (47%); all but 1 BSI were the precipitating event for MER initiation.
  - The BSI that occurred after MER initiation was caused by a methicillin resistant *S. epidermidis*, resistant to MER.
- This study is currently enrolling in the piperacillin-tazobactam cohort.

FUNDING

Theriva Biologics, Inc. (formerly Synthetic Biologics, Inc.)

CONTACT INFORMATION

Erik Dubberke, MD, MSPH
Washington University School of Medicine
Box 8051; 4523 Clayton Ave
edubberk@wustl.edu
St. Louis, MO 63110

REFERENCES

1. Kokai-Kun JF et al. Lancet Infect Dis. 2019; 19 (5):487-496.
2. Kokai-Kun JF et al. Infect Drug Resist. 2020; 13:2521-2535.